                                                                    EXHIBIT 99.1



                             LETTER OF TRANSMITTAL

                                VERITAS DGC INC.
                           OFFER FOR ALL OUTSTANDING
                     9 3/4% SENIOR NOTES DUE 2003, SERIES B
                                IN EXCHANGE FOR
                     9 3/4% SENIOR NOTES DUE 2003, SERIES C

              PURSUANT TO THE PROSPECTUS, DATED NOVEMBER ___, 1998

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. Boston, Massachusetts Time, ON _______________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., BOSTON, MASSACHUSETTS TIME, ON THE EXPIRATION DATE.

        DELIVERY TO: STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT


By Hand/Overnight Delivery:              By Registered or Certified Mail:                By Facsimile:

State Street Bank and Trust Company      State Street Bank and Trust Company            (617) 664-5290
Corporate Trust Department               Corporate Trust Department
Two International Place, 4th Floor       P.O. Box 778                                Confirm by Telephone:
Boston, Massachusetts 02110              Boston, Massachusetts 02102-0078
Attn: Kellie Mullen                      Attn: Kellie Mullen                            (617) 664-5587

         Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile number other than as set forth above, will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated November ___, 1998 (the "Prospectus") of Veritas DGC Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange the issued and outstanding $60,000,000 of 9 3/4% Senior Notes Due 2003, Series B (the "Old Notes") of the Company for a like principal amount of 9 3/4% Senior Notes Due 2003, Series C (the "Exchange Notes") of the Company. Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

         For each Old Note accepted for exchange, the Holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice, followed by a public announcement thereof no later than 9:00 a.m., Boston, Massachusetts time, on the next business day after the previously scheduled Expiration Date. See "The Exchange Offer--Expiration Date; Extensions; Amendments" section of the Prospectus.

         The Letter is to be used if certificates of Old Notes are to be
forwarded herewith.   See Instruction 1.  If delivery of Old Notes is to be
made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus, Holders tendering Old Notes will acknowledge receipt and agree to
be bound by the terms of the Letter by tendering Old Notes via ATOP.   DELIVERY
OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter, or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter relates. If a space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

                            DESCRIPTION OF OLD NOTES

-------------------------------------------------------------------------------------------------------------
                                                                    (1)              (2)             (3)
                                                                                  Aggregate
                                                                                  Principal       Principal
       Name(s) and Address(es) of Registered Holder(s)          Certificate       Amount of        Amount
                  (Please Fill in, if blank)                     Number(s)*      Old Note(s)     Tendered**
                                                                   Total
-------------------------------------------------------------------------------------------------------------
                                                              -----------------------------------------------

                                                              -----------------------------------------------
                                                                   Total
-------------------------------------------------------------------------------------------------------------
 *   Need not be completed if Old Notes are being tendered by book-entry transfer.
 **  Unless otherwise indicated  in this column,  a holder will  be deemed  to have tendered  ALL of the  Old
     Notes represented  by the Old  Notes indicated  in column  2.  See  Instruction 2.   Old Notes  tendered
     hereby  must be in  denominations of  principal amount at  maturity of $1,000  and any integral multiple thereof.  See Instruction 1.
-------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH


[ ] CHECK HERE IF TENDERED  OLD NOTES ARE BEING  DELIVERED  BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
                                  ----------------------------------------------

    Account Number:
                   -------------------------------------------------------------

    Transaction Code Number:
                            ----------------------------------------------------

[ ] CHECK  HERE  IF  TENDERED  OLD NOTES ARE BEING DELIVERED  PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):
                                    --------------------------------------------

    Window Ticket Number (if any):
                                  ----------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       -------------------------

    Name of Eligible Institution which guaranteed delivery:
                                                           ---------------------

    If delivery by book-entry trustee through DTC:

         Account Number:
                        --------------------------------------------------------

         Transaction Code Number:
                                 -----------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:


    Name:
         -----------------------------------------------------------------------

    Address:
            --------------------------------------------------------------------

            --------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents (i) that the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (ii) that neither the Holder of such Old Notes nor any such other person is engaging in, or intends to engage in, a distribution of the Exchange Notes, (iii) that neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iv) that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), contained in Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988) (the "Exxon Capital Letter"), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5,
1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) (the "Shearman & Sterling Letter"), that the Exchange Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is (i) an "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act or (ii) a broker-dealer, except as provided below), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangements with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver the Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering the Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Exxon Capital Letter, the Morgan Stanley Letter, the Shearman & Sterling Letter and similar SEC no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or
Item 508, as applicable, of Regulation S-K of the Securities Act, and (ii) a broker- dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 promulgated under the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the Holder's account maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, OR BY COMPLETING A BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT VIA ATOP, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

              SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 3 AND 4)                                   (SEE INSTRUCTIONS 3 AND 4)
      To be completed ONLY if certificates for Old                  To be completed ONLY if certificates for Old
 Notes not exchanged and/or Exchange Notes are to be           Notes not exchanged and/or Exchange Notes are to be
 issued in the name of and sent to someone other than          sent to someone other than the person or persons whose
 the person or persons whose signature(s) appear(s) on         signature(s) appear(s) on this Letter or to such
 this Letter.                                                  person or persons at an address other than shown in
                                                               the box entitled "Description of Old Notes" on this
                                                               Letter.
 Issue:   Exchange Notes and/or Old Notes to:

                                                               Mail:   Exchange Notes and/or Old Notes to:
 Name(s)
        ------------------------------------------------
                  (PLEASE TYPE OR PRINT)
                                                               Name(s)
                                                                      ------------------------------------------------
                                                                               (PLEASE TYPE OR PRINT)
 -------------------------------------------------------
                  (PLEASE TYPE OR PRINT)

                                                               -------------------------------------------------------
 Address                                                                       (PLEASE TYPE OR PRINT)
         -----------------------------------------------

                                                               Address
                                                                       -----------------------------------------------

 -------------------------------------------------------


                                                               -------------------------------------------------------

 -------------------------------------------------------
                        (ZIP CODE)

                                                               -------------------------------------------------------
                                                                                     (ZIP CODE)
 -------------------------------------------------------
              (COMPLETE SUBSTITUTE FORM W-9)



IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF TOGETHER WITH THE CERTIFICATES FOR
           THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR A BOOK-ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., BOSTON, MASSACHUSETTS TIME, ON THE EXPIRATION DATE.




                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
            (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON NEXT PAGE)


 Dated:
        --------------------------------------------------------------------------------------------------------------


          X
            -------------------------------------------------        -------------------------------------------------


          X
            -------------------------------------------------        -------------------------------------------------
                           SIGNATURE(S) OF OWNER                                          DATE

          Area Code and Telephone Number
                                         -----------------------------------------------------------------------------

      If a Holder is tendering any Old Notes, this Letter must be signed by the registered Holder(s) as the name(s)
 appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.  See
 Instruction 3.

 Name(s):
          ------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------------------------------
                                                 (PLEASE TYPE OR PRINT)

 Capacity:
           -----------------------------------------------------------------------------------------------------------

 Address:
          ------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------------------------------
                                                 (INCLUDING ZIP CODE)

 Taxpayer Identification or Social Security No.:
                                                 ---------------------------------------------------------------------



                                                  SIGNATURE GUARANTEE
                                            (IF REQUESTED BY INSTRUCTION 3)

 Signature(s) Guaranteed by
 an Eligible Institution:
                          --------------------------------------------------------------------------------------------
                                                             (AUTHORIZED SIGNATURE)


 ---------------------------------------------------------------------------------------------------------------------
                                                        (TITLE)


 ---------------------------------------------------------------------------------------------------------------------
                                                    (NAME AND FIRM)


 Dated:
        --------------------------------------------------------------------------------------------------------------

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                            PAYOR: VERITAS DGC INC.



-------------------------------------------------------------------------------------------------------------
                              Part 1--PLEASE PROVIDE YOUR TIN IN              TIN:
                              THE BOX AT RIGHT AND CERTIFY BY                     ---------------------------
                              SIGNING AND DATING BELOW                            Social Security Number or
                                                                                  Employer Identification
                                                                                  Number
-------------------------------------------------------------------------------------------------------------
                              Part 2--TIN Applied For   [ ]
                              -------------------------------------------------------------------------------
 SUBSTITUTE                   CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY
                              THAT:

                              (1)      the number  shown on this form  is my correct  Taxpayer Identification
 Form W-9                              Number (or I am waiting for a number to be issued to me);

 Department of the            (2)      I am not subject to backup withholding either because: (a) I am exempt
 Treasury                              from backup  withholding, or  (b)  I have  not  been notified  by  the
 Internal Revenue Service              Internal  Revenue Service  (the "IRS")  that I  am  subject to  backup withholding as  a  result  of a  failure  to report  all  interest  or dividends, or  (c) the IRS has notified me that I am no longer subject
 Payor's Request For                   to backup withholding; and
 Taxpayer Identification
 Number ("TIN") and           (3)      any other information provided on this form is true and correct.
 Certification


                              SIGNATURE ......................................................    DATE ......
-------------------------------------------------------------------------------------------------------------
 You must  cross out item (2) of the  above certification if  you have been notified by the  IRS that you are subject to backup  withholding because of under  reporting of interest or dividends  on your tax  return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or
 (b)  I intend to mail or deliver  an application  in the  near future.   I
 understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments to me thereafter will be withheld until I provide the number.


 ---------------------------------           ---------------------------------
            Signature                                      Date


                                  INSTRUCTIONS

                                  INSTRUCTIONS
                  FORMING PART OF THE TERMS AND CONDITIONS OF
           THE 9 3/4% SENIOR NOTES DUE 2003, SERIES B IN EXCHANGE FOR
         THE 9 3/4% SENIOR NOTES DUE 2003, SERIES C OF VERITAS DGC INC.


1.       DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES

         The Letter is to be used if certificates of Old Notes are to be forwarded herewith. If delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" section of the Prospectus, Holders tendering Old Notes will acknowledge receipt and agree to be bound by the terms of the Letter by tendering Old Notes via ATOP. Certificates for all physically tendered Old Notes or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

         Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed-Delivery Procedures" section of the Prospectus. Pursuant to such procedures, if a Holder desires to tender Old Notes other than by book-entry transfer, (i) such tender must be made through an Eligible Institution (as defined herein), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes, the certificate number or numbers of any Old Notes which will not be tendered by book-entry transfer, and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the certificates for all physically tendered Old Notes, in proper form for transfer, and any other documents required by the Letter, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, and all other documents required by this Letter, are received by the Exchange Agent within five business days after the Expiration Date. In the case of a book-entry transfer, pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures," (i) the tender must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive a properly completed and duly executed Letter (or a facsimile thereof) and confirmation from DTC of receipt by DTC of a Notice of Guaranteed Delivery via ATOP, by which the tendering Holder will expressly acknowledge the receipt of, and agree to be bound by, the Notice of Guaranteed Delivery, including a guarantee that Book-Entry Confirmation will be received by the Exchange Agent within five business days after the Expiration Date, and (iii) Book-Entry Confirmation must be received by the Exchange Agent within five business days after the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., BOSTON, MASSACHUSETTS TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR DTC. ONLY HOLDERS OF OLD NOTES MAY TENDER SUCH OLD NOTES IN THE EXCHANGE OFFER. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER)

         If less than all of the Old Notes evidenced by a submitted certificate is to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

         If this Letter is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s) and signature on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY SUCH OTHER ELIGIBLE INSTITUTION WITHIN THE MEANING OF RULE 17(A)(d)-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (COLLECTIVELY "ELIGIBLE INSTITUTIONS").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

         Tendering Holders of Old Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       TAX IDENTIFICATION NUMBER

         Federal income tax law may require that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such tendering Holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt Holders of Old Notes (including among others, all corporations) are not subject to these backup withholding requirements.

         To prevent backup withholding, each tendering Holder of Old Notes should provide its correct TIN by completing the "Substitute Form W-9" set forth above, certifying that the TIN provided is correct and as to certain other matters. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder should provide a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which TIN to report. If such Holder does not have a TIN, such Holder should apply for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.

6.       TRANSFER TAXES

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes in exchange for Exchange Notes pursuant to the Exchange Offer. If however, Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.       WAIVER OF CONDITIONS

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.





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8.       NO CONDITIONAL TENDERS

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter, or by tendering the Old Notes via ATOP, as the case may be, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES

         Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.





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